Consolidated Statements of Operations - USD ($)	12 Months Ended
	Mar. 31, 2018	Mar. 31, 2017
Net sales	$ 121,157,278	$ 77,756,055
Costs and expenses:
Cost of products sold	112,905,381	77,947,677
Selling, general and administrative	4,181,657	4,018,199
Interest expense	27,846
Costs and expenses, total	117,114,884	81,965,876
EARNINGS (LOSS) FROM OPERATIONS	4,042,394	(4,209,821)
Interest and other income	(24,900)	(59,005)
EARNINGS (LOSS) BEFORE INCOME TAXES	4,067,294	(4,150,816)
Provision for (benefit from) income taxes:
Current	38,742	(714,684)
Deferred	1,269,148	(757,448)
Total	1,307,890	(1,472,132)
NET EARNINGS (LOSS)	$ 2,759,404	$ (2,678,684)
Weighted average number of common shares outstanding:
Basic (in shares)	7,009,444	6,851,944
Diluted (in shares)	7,009,444	6,851,944
Net earnings (loss) per share:
Basic (in dollars per share)	$ 0.39	$ (0.39)
Diluted (in dollars per share)	$ 0.39	$ (0.39)